UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6610

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	3/31

Date of reporting period:	3/31/04

SSL-DOCS2 70128344v10

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
California Intermediate
Municipal Bond Fund

ANNUAL REPORT March 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
23	Report of Independent Auditors
24	Important Tax Information
25	Board Members Information
27	Officers of the Fund

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus California Intermediate
Municipal Bond Fund
The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus California Intermediate Municipal Bond Fund covers the 12-month period from April 1, 2003, through March 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Monica Wieboldt.

Municipal bonds generally continued to rally during the reporting period, despite heightened market volatility and the onset of a stronger U.S. economy.Although recovering economies historically have given rise to inflationary pressures, which have tended to hinder returns from the more interest-rate-sensitive areas of the tax-exempt bond market, the current cycle has been different to date. Sluggish job growth has helped forestall potential inflationary factors, and a rising supply of municipal bonds has supported their yields compared to comparable taxable bonds, benefiting performance.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the municipal bond market.As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2004

DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus California Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended March 31, 2004, the fund achieved a total return of 4.20%.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark index, achieved a total return of 5.60% for the same period.2 In addition, the average total return for all funds reported in the Lipper California Intermediate Municipal Debt Funds category was 3.94%.3

Despite heightened market volatility in a recovering economy, California municipal bonds generally ended the reporting period with higher prices than where they began. The fund outperformed its Lipper category average, primarily due to our security selection strategy. The fund’s return was lower than that of the Index, primarily because the Index contains bonds from many states, not just California, and does not reflect fund fees and other expenses.

What is the fund’s investment approach?

The fund’s goal is to seek as high a level of federal and California state tax-exempt income as is consistent with the preservation of capital.

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state personal income taxes. The dollar-weighted average maturity of the fund’s portfolio ranges between three and ten years. Although the fund currently intends to invest only in investment-grade municipal bonds, or the unrated equivalent as determined by Dreyfus, it has the ability to invest up to 20% of its assets in municipal bonds of below investment-grade credit quality.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

rate environment and the municipal bond’s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with the portfolio manager’s changing views of the current interest-rate and market environment.The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

When the reporting period began, tax-exempt bonds continued to rally in anticipation of lower interest rates from the Federal Reserve Board (the “Fed”). Indeed, in late June 2003, the Fed reduced the federal funds rate to 1%, a 45-year low. Shortly after the Fed reduced interest rates, however, the economy began to recover more robustly, raising concerns that inflationary pressures and interest rates might begin to rise. Consequently, in the summer of 2003, municipal bonds suffered one of the worst six-week declines in their history. At the same time, while California was in the midst of political turmoil as record-setting budget deficits loomed and the campaign to recall the state’s governor gained momentum, the state’s bonds fell more sharply than those of most other states.

The election of the new governor in October ended the political guessing game, as the market interpreted this as a positive for the resolution of the state’s financial woes.Although this market perception may have been a little premature,it was reflected in reduced trading volatility in the state’s uninsured general obligation debt.The approval of the borrowing plan to address many of the state’s fiscal problems has begun to ease some of the uncertainty that has plagued the California bond market.

In this environment, we primarily emphasized high-quality securities from local municipalities, school districts and essential-services facilities. The market volatility combined with the weakness in the

California bond market presented the fund with opportunities to add quality holdings at spreads that were close to or equal to national levels. Our positions in uninsured state general obligations remained fairly low during most of the reporting period.

In an effort to guard against the possibility of eventually higher interest rates in the recovering economy, we gradually reduced the fund’s average duration toward a position that we regarded as neutral compared to the benchmark. When making new purchases, we generally favored securities selling at slight premiums to their face values, which historically have held more of their value during market declines. Indeed, its holdings of premium-coupon bonds helped shelter the fund from the full effect of the market’s volatility during the reporting period.

What is the fund’s current strategy?

The borrowing plan approved by California voters in March 2004 calls for issuance of a high volume of intermediate-term bonds. In addition, intermediate-term bonds experienced more volatility during the reporting period than securities with shorter or longer maturities.Accordingly, we have diversified the fund’s holdings more broadly among bonds of various maturities. In addition, the fund ended the reporting period with an average duration that was in line with that of the benchmark.

April 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-California residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus California Intermediate Municipal Bond Fund on 3/31/94 to a $10,000 investment made in the Lehman Brothers 7-Year Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund invests primarily in California municipal securities and maintains a portfolio with a weighted average maturity ranging between 3 and 10 years.The fund’s performance shown in the line graph takes into account fees and expenses. The Index is not limited to investments principally in California municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged, total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

STATEMENT OF INVESTMENTS
March 31, 2004

	Principal
Long-Term Municipal Investments—99.5%	Amount ($)	Value ($)

California—84.9%
ABAG Finance Authority, COP
(Episcopal Homes Foundation)
5.25%, 7/1/2010	3,500,000	3,694,565
Alameda Corridor Transportation Authority, Revenue
5.125%, 10/1/2016 (Insured; MBIA)	3,000,000	3,292,350
Alameda County, COP
5.375%, 12/1/2012 (Insured; MBIA)	2,000,000	2,286,960
Alta Loma School District
Zero Coupon, 8/1/2015 (Insured; FGIC)	1,000,000	614,370
California:
5%, 10/1/2009	5,000,000	5,496,900
5%, 2/1/2020	2,000,000	2,063,380
GO 1.98%, 2/3/2005	3,250,000	3,250,000
Veterans 5.35%, 12/1/2016	2,000,000	2,123,980
California Department of Transportation, Revenue
(Federal Highway Grant Anticipation Bonds)
4%, 2/1/2007 (Insured; AMBAC)	2,480,000	2,641,919
California Department of Water Resources, Revenue:
(Central Valley Project):
5%, 12/1/2012 (Insured; FGIC)	1,000,000	1,135,820
5.50%, 12/1/2015	1,500,000	1,693,665
Water Systems 5.50%, 12/1/2015 (Insured; FGIC)	2,000,000	2,337,460
Power Supply 5.25%, 5/1/2009 (Insured; MBIA)	4,000,000	4,534,600
California Educational Facilities Authority, Revenue
(Stanford University) 5.25%, 12/1/2013	2,250,000	2,632,230
California Health Facilities Financing Authority, Revenue:
(Downey Community Hospital) 5.625%, 5/15/2008	4,370,000	4,117,458
(Health Facility—Adventist Health Systems):
5%, 3/1/2017	870,000	904,548
5%, 3/1/2018	1,000,000	1,037,470
(Pomona Valley Hospital)
5.375%, 7/1/2009 (Insured; MBIA)	3,240,000	3,589,758
(Stanford Hospital and Clinics):
4%, 11/15/2008	1,000,000	1,055,220
5%, 11/15/2017	2,000,000	2,106,860
California Housing Finance Agency, Revenue
(Single Family Mortgage)
5.95%, 8/1/2014 (Insured; MBIA)	3,000,000	3,130,860

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($

California (continued)
California Infrastructure & Economic Development Bank,
Revenue (Bay Area Toll Bridges-1st Lien)
5.25%, 7/1/2017 (Insured; FSA)	2,000,000		2,231,720
California Pollution Control Financing Authority, PCR:
(Atlantic Richfield Project) 5%, 4/1/2008	2,850,000		3,163,785
(Southern California Edison Co.) 2%, 3/1/2006	3,500,000		3,486,000
California Statewide Communities Development Authority:
Apartment Development Revenue
(Irvine Apartment Communities) 5.05%, 5/15/2008	2,000,000		2,145,760
COP, Revenue (Huntington Memorial Hospital)
5.50%, 7/1/2010	4,000,000		4,391,320
MFHR (Equity Residential) 5.20%, 6/15/2009	2,000,000		2,186,900
Multifamily Revenue (Quail Ridge Apartments)
4.25%, 7/1/2012	1,000,000		1,007,220
Revenue:
2.30%, 4/1/2034	5,000,000		4,985,750
(California Endowment):
4.50%, 7/1/2010	615,000		680,485
5.25%, 7/1/2020	2,280,000		2,508,593
Carson Redevelopment Agency
(Area Number 1-Tax Allocation)
5.50%, 10/1/2013 (Insured; MBIA)	1,000,000		1,169,270
Central Unified School District, COP
(Financing Project) 2%, 2/1/2024 (Insured; AMBAC)	1,000,000		1,004,480
Contra Costa Water Authority,
Water Treatment Revenue
5%, 10/1/2016 (Insured; FGIC)	1,000,000		1,092,930
Eastern Municipal Water District,
Water District, Water & Sewer Revenue,
COP 5.375%, 7/1/2017 (Insured; FGIC)	2,000,000		2,224,640
Elsinore Valley Municipal Water District, COP
5.375%, 7/1/2015 (Insured; FGIC)	1,000,000		1,145,500
Escondido Joint Powers Financing Authority, LR
(California Center for the Arts)
5.90%, 9/1/2010 (Insured; AMBAC)	3,440,000		3,717,161
Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue:
0/7.05%, 1/1/2010	2,000,000	[a]	2,346,980
5.25%, 1/15/2012 (Insured; MBIA)	4,550,000		5,088,993
0/7.15%, 1/1/2013 (Prerefunded 1/1/2010)	2,000,000	[a,b]	2,390,200
5.125%, 1/15/2019 (Insured; MBIA)	2,000,000		2,138,200

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

California (continued)
Golden State Tobacco Securitization Corp.,
Tobacco Settlement Revenue
(Enhanced-Asset Backed) 5.75%, 6/1/2021	2,500,000	2,678,625
Indian Wells Redevelopment Agency,
Tax Allocation Revenue (Whitewater)
5%, 9/1/2013 (Insured; AMBAC)	1,295,000	1,460,954
Livermore-Amador Valley Water Management Agency,
Sewer Revenue 5.25%, 8/1/2014 (Insured; AMBAC)	3,200,000	3,594,944
Los Angeles City, Revenue (Harbor Department)
6%, 8/1/2014	6,500,000	7,110,480
Los Angeles Community College District:
5.50%, 8/1/2015 (Insured; MBIA)	2,000,000	2,248,380
5.50%, 8/1/2016 (Insured; MBIA)	1,845,000	2,074,131
Los Angeles County Metropolitan Transportation Authority,
Sales Tax Revenue 5%, 7/1/2017 (Insured; FGIC)	1,450,000	1,560,896
Los Angeles County Public Works Financing Authority,
Revenue (Los Angeles County Flood Control District)
5%, 3/1/2012 (Insured; MBIA)	3,000,000	3,370,470
Los Angeles Department of Water & Power
Power Systems Revenue 5%, 7/1/2008	2,000,000	2,239,340
Los Angeles Unified School District:
5.50%, 7/1/2012 (Insured; MBIA)	2,850,000	3,324,097
5.25%, 7/1/2014 (Insured; MBIA)	1,000,000	1,135,940
5.75%, 7/1/2015 (Insured; MBIA)	3,000,000	3,566,130
Metropolitan Water District of Southern California,
Waterworks Revenue 5.25%, 3/1/2015	3,000,000	3,343,560
Midpeninsula Regional Open Space District
Financing Authority, Revenue
Zero Coupon, 9/1/2015 (Insured; AMBAC)	2,825,000	1,726,668
Milpitas Redevelopment Agency, Tax Allocation
(Redevelopment Project Area Number 1)
5.25%, 9/1/2018 (Insured; MBIA)	1,000,000	1,108,420
Modesto Irrigation District, COP (Capital Improvements)
5.25%, 7/1/2016 (Insured; FSA)	1,370,000	1,519,659
Moulton-Niguel Water District
5%, 9/1/2016 (Insured; AMBAC)	2,770,000	3,070,157
Orange County Local Transportation Authority,
Sales Tax Revenue
5%, 2/15/2011 (Insured; AMBAC)	1,000,000	1,124,660

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($

California (continued)
Oxnard Financing Authority, Wastewater Revenue
5%, 6/1/2016 (Insured; FGIC)	1,000,000		1,099,010
Pasadena Area Community College District,
Election of 2002 5%, 6/1/2017 (Insured; FGIC)	1,170,000		1,278,237
Port Oakland, Revenue
5%, 11/1/2013 (Insured; MBIA)	1,000,000		1,093,520
Rancho Water District 5.50%, 8/1/2008	1,670,000		1,910,062
Riverside Improvement Board, Act 1915
(Canyon Springs Assessment):
4%, 9/2/2010	1,230,000		1,268,278
4.25%, 9/2/2011	1,000,000		1,034,390
Sacramento County, Special Tax
(Community Facilities District Number 1):
5.20%, 12/1/2007	1,110,000		1,202,341
5.40%, 12/1/2009	1,220,000		1,319,881
Sacramento County Sanitation District
Financing Authority, Revenue 5.50%, 12/1/2014	4,000,000		4,593,040
San Diego County, COP (Burnham Institute)
5.70%, 9/1/2011	3,100,000		3,364,306
San Diego Housing Authority, MFHR
(Island Village Apartments) 5.10%, 7/1/2012	1,215,000		1,344,665
San Diego Unified School District, Election of 1998
5.25%, 7/1/2016 (Insured; FSA)	1,465,000		1,651,245
San Francisco City and County Airports Commission,
International Airport Revenue
6.20%, 5/1/2015 (Insured; FGIC)	1,325,000		1,343,007
San Francisco City and County
Public Utilities Commission, Water Revenue
5%, 11/1/2016 (Insured; FSA)	2,000,000		2,178,220
San Francisco City and County (Settlement Obligation)
2.75%, 3/15/2008 (Insured; FSA)	3,000,000		3,096,240
San Mateo Redevelopment Agency (Tax Allocation)
5.10%, 8/1/2014	1,835,000		1,967,524
Santa Clara Unified School District
5.50%, 7/1/2016	1,870,000		2,116,559
South Placer Wastewater Authority,
Wastewater Revenue 5.50%, 11/1/2015
(Insured; FGIC, Prerefunded 11/1/2010)	1,000,000	[b]	1,182,710
Southeast Resource Recovery Facilities Authority, LR:
4%, 12/1/2007 (Insured; AMBAC)	1,000,000		1,079,740
5.25%, 12/1/2017 (Insured; AMBAC)	1,000,000		1,115,910

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

California (continued)
Tri-City Hospital District, Revenue
5.375%, 2/15/2007	2,500,000		2,698,050
Truckee-Donner Public Utility District, COP:
4.50%, 1/1/2008 (Insured; ACA)	1,500,000		1,602,540
4.50%, 1/1/2009 (Insured; ACA)	1,685,000		1,801,838
U.S. Related—14.6%
Children's Trust Fund of Puerto Rico,
Tobacco Settlement Revenue:
5.75%, 7/1/2013 (Prerefunded 7/1/2010)	1,000,000	[b]	1,178,380
5.75%, 7/1/2014 (Prerefunded 7/1/2010)	3,000,000	[b]	3,535,140
Guam, LOR:
(Infrastructure Improvement)
5.25%, 11/1/2009 (Insured; AMBAC)	1,210,000		1,357,197
(Section 30) 5.50%, 12/1/2010 (Insured; FSA)	3,000,000		3,496,290
Puerto Rico Commonwealth:
5%, 7/1/2018	3,000,000		3,288,450
Public Improvement:
5%, 7/1/2005	230,000		240,969
5.75%, 7/1/2008 (Insured; MBIA)	2,000,000		2,296,580
5.50%, 7/1/2013 (Insured; FSA)	2,000,000		2,355,160
Puerto Rico Electric Power Authority,
Power Revenue 5.75%, 7/1/2016
(Insured; FSA, Prerefunded 7/1/2010)	2,000,000	[b]	2,362,320
Puerto Rico Highway & Transportation Authority,
Highway Revenue 6.25%, 7/1/2016 (Insured; FSA)	3,000,000		3,742,800
Puerto Rico Housing Finance Authority,
Home Mortgage Revenue (Mortgage Backed)
4.375%, 12/1/2017	1,500,000		1,545,060
Puerto Rico Industrial Tourist Educational,
Medical & Environmental Control Facilities
Financing Authority, Industrial Revenue
(Guaynabo Warehouse) 4.35%, 7/1/2006	1,170,000		1,231,097
Puerto Rico Public Building Authority,
Government Facility Revenue 5.50%, 7/1/2016	1,500,000		1,715,340
Virgin Islands Public Finance Authority, Revenue:
5.625%, 10/1/2010	2,000,000		2,179,280
5.875%, 10/1/2018	1,000,000		1,031,670
Virgin Islands Water and Power Authority,
Electric Systems 5.125%, 7/1/2011	1,000,000		1,079,850
Total Long-Term Municipal Investments
(cost $210,972,857)			223,080,667

The Fund 11

STATEMENT OF INVESTMENTS (continued)

			Principal
Short-Term Municipal Investments—1.3%			Amount ($)		Value ($)

Newport Beach, Revenue, VRDN
(Hoag Memorial Hospital) 1.12%
(cost $	3,000,000)		3,000,000	[c]	3,000,000

Total Investments (cost $		213,972,857)	100.8%		226,080,667
Liabilities, Less Cash and Receivables			(.8%)		(1,884,942)
Net Assets			100.0%		224,195,725

Summary of Abbreviations
ACA	American Capital Access	LOR	Limited Obligation Revenue
AMBAC	American Municipal Bond	LR	Lease Revenue
	Assurance Corporation	MBIA	Municipal Bond Investors
COP	Certificate of Participation		Assurance Insurance
FGIC	Financial Guaranty Insurance		Corporation
	Company	MFHR	Multi-Family Housing Revenue
FSA	Financial Security Assurance	PCR	Pollution Control Revenue
GO	General Obligation	VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%)

AAA	Aaa	AAA	59.9
AA	Aa	AA	10.7
A	A	A	10.8
BBB	Baa	BBB	12.9
BB	Ba	BB	1.8
F1	MIG1/P1	SP1/A1	1.3
Not Rated[d]	Not Rated[d]	Not Rated[d]	2.6
			100.0

a Zero coupon until a specified date, at which time the stated coupon becomes effective until maturity.

b	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c	Securities payable on demand.Variable interest rate—subject to periodic change.
d	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those securities in which the fund may invest.

See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2004

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	213,972,857	226,080,667
Receivable for investment securities sold		3,350,339
Interest receivable		2,524,368
Receivable for shares of Beneficial Interest subscribed		235,085
Prepaid expenses and other assets		288,781
		232,479,240

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		124,230
Cash overdraft due to Custodian		27,951
Payable for investment securities purchased		8,002,976
Payable for shares of Beneficial Interest redeemed		55,301
Accrued expenses		73,057
		8,283,515

Net Assets ( $)		224,195,725

Composition of Net Assets ($):
Paid-in capital		211,161,100
Accumulated net realized gain (loss) on investments		926,815
Accumulated net unrealized appreciation
(depreciation) on investments		12,107,810

Net Assets ( $)		224,195,725

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		15,473,599
Net Asset Value, offering and redemption price per share—Note 3 (d) ($)		14.49

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended March 31, 2004

Investment Income ($):
Interest Income	9,674,303
Expenses:
Management fee—Note 3(a)	1,327,825
Shareholder servicing costs—Note 3(b)	207,204
Professional fees	51,434
Custodian fees	30,006
Trustees' fees and expenses—Note 3(c)	21,854
Registration fees	11,792
Prospectus and shareholders' reports	9,820
Loan commitment fees—Note 2	2,202
Miscellaneous	21,014
Total Expenses	1,683,151
Investment Income—Net	7,991,152

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,759,306
Net unrealized appreciation (depreciation) on investments	(990,389)
Net Realized and Unrealized Gain (Loss) on Investments	768,917
Net Increase in Net Assets Resulting from Operations	8,760,069

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,

	2004	2003

Operations ($):
Investment income—net	7,991,152	8,259,582
Net realized gain (loss) on investments	1,759,306	2,142,386
Net unrealized appreciation
(depreciation) on investments	(990,389)	7,650,645
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,760,069	18,052,613

Dividends to Shareholders from ($):
Investment income—net	(7,952,909)	(8,323,081)
Net realized gain on investments	(2,022,693)	—
Total Dividends	(9,975,602)	(8,323,081)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	52,368,946	50,168,250
Dividends reinvested	7,485,665	6,193,199
Cost of shares redeemed	(54,836,422)	(43,036,903)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	5,018,189	13,324,546
Total Increase (Decrease) in Net Assets	3,802,656	23,054,078

Net Assets ($):
Beginning of Period	220,393,069	197,338,991
End of Period	224,195,725	220,393,069

Capital Share Transactions (Shares):
Shares sold	3,605,795	3,493,742
Shares issued for dividends reinvested	518,826	429,536
Shares redeemed	(3,795,246)	(2,998,636)
Net Increase (Decrease) in Shares Outstanding	329,375	924,642

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements.

		Year Ended March 31,

	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	14.55	13.88	13.97	13.40	13.99
Investment Operations:
Investment income—net	.52[b]	.56[b]	.58[b]	.58	.58
Net realized and unrealized
gain (loss) on investments	.07	.68	(.09)	.57	(.59)
Total from Investment Operations	.59	1.24	.49	1.15	(.01)
Distributions:
Dividends from investment
income—net	(.52)	(.57)	(.58)	(.58)	(.58)
Dividends from net realized
gain on investments	(.13)	—	—	—	—
Total Distributions	(.65)	(.57)	(.58)	(.58)	(.58)
Net asset value, end of period	14.49	14.55	13.88	13.97	13.40

Total Return (%)	4.20	9.09	3.46	8.79	.02

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.76	.76	.76	.76	.79
Ratio of net investment income
to average net assets	3.61	3.91	4.15	4.28	4.32
Decrease reflected in above
expense ratios due to
undertakings by
The Dreyfus Corporation	—	.00[c]	—	.00[c]	.00[c]
Portfolio Turnover Rate	38.95	21.56	21.04	31.35	19.38

Net Assets, end of period
($ x 1,000)	224,196	220,393	197,339	179,693	174,706

a As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or permium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended March 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.14% to 4.15%. Per share data and ratios/supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Amount represents less than .01%.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus California Intermediate Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S.Treasury securities) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $7,142 during the period ended March 31, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At March 31, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $163,010, undistributed realized gains $763,805 and unrealized appreciation $12,107,810.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2004 and March 31, 2003, were as follows: tax exempt income $7,952,909 and $8,323,081, ordinary income $3,048 and $0 and long-term capital gains $2,019,645 and $0, respectively.

During the period ended March 31, 2004, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $38,243, increased accumulated net realized gain (loss) on investments by $50,022 and decreased paid-in capital by $11,779. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly.

The components of Due to The Dreyfus Corporation and affiliates consists of: management fees $113,874 and transfer agency per account fees $10,356.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2004, the fund was charged $94,653 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2004, the fund was charged $61,901 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended March 31, 2004, redemption fees charged and retained by the fund amounted to $3,101.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2004, amounted to $93,633,337 and $84,161,700, respectively.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2004, the cost of investments for federal income tax purposes was $213,972,857; accordingly, accumulated net unrealized appreciation on investments was $12,107,810, consisting of $12,617,000 gross unrealized appreciation $509,190 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus California Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus California Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Intermediate Municipal Bond Fund at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

New York, New York
May 7, 2004

The Fund 23

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended March 31, 2004:

—all the dividends paid from investment income-net during its fiscal year ended March 31, 2004 as “exempt-interest dividends” (not generally subject to regular federal and, for individuals who are California residents, California personal income taxes), and

—the fund hereby designates $.0752 per share as a long-term capital gain distribution paid on August 7, 2003 and also designates $.0575 per share as a long-term capital gain distribution of the $.0577 per share paid on December 5, 2003.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186
———————
David W. Burke (68)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 83
———————
Diane Dunst (64)
Board Member (1990)
Principal Occupation During Past 5 Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 11
———————
Rosalind Gersten Jacobs (78)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Merchandise and marketing consultant
No. of Portfolios for which Board Member Serves: 33
———————
Jay I. Meltzer (75)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Physician, Internist and Specialist in Clinical Hypertension
• Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
• Adjunct Clinical Professor of Medicine at Cornell Medical College
No. of Portfolios for which Board Member Serves: 11

The Fund 25

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Daniel Rose (74)
Board Member (1992)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 21
———————
Warren B. Rudman (73)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Of Counsel to (from January 1993 to December 31, 2002, Partner in) the law firm Paul,Weiss,
Rifkind,Wharton & Garrison
Other Board Memberships and Affiliations:
• Collins & Aikman Corporation, Director
• Allied Waste Corporation, Director
• Chubb Corporation, Director
• Raytheon Company, Director
• Boston Scientific, Director
No. of Portfolios for which Board Member Serves: 20
———————
Sander Vanocur (76)
Board Member (1992)
Principal Occupation During Past 5 Years:
• President of Old Owl Communications
No. of Portfolios for which Board Member Serves: 21

———————

Once elected all Board Members serve for an indefinite term.Additional information about the Board Members, including their address is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.
Chairman of the Board, Chief Executive
Officer and Chief Operating Officer of the
Manager, and an officer of 96 investment
companies (comprised of 185 portfolios)
managed by the Manager. Mr. Canter also is a
Board member and, where applicable, an
Executive Committee Member of the other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 58 years old and
has been an employee of the Manager since
May 1995.
STEPHEN R. BYERS, Executive Vice
President since November 2002.
Chief Investment Officer,Vice Chairman and a
Director of the Manager, and an officer of 96
investment companies (comprised of 185
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive
Committee Member of certain other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 50 years old and
has been an employee of the Manager since
January 2000. Prior to joining the Manager, he
served as an Executive Vice President-Capital
Markets, Chief Financial Officer and Treasurer
at Gruntal & Co., L.L.C.
MARK N. JACOBS, Vice President since
March 2000.
Executive Vice President, Secretary and
General Counsel of the Manager, and an
officer of 97 investment companies (comprised
of 201 portfolios) managed by the Manager.
He is 58 years old and has been an employee
of the Manager since June 1977.
JOHN B. HAMMALIAN, Secretary since
March 2000.
Associate General Counsel of the Manager,
and an officer of 37 investment companies
(comprised of 46 portfolios) managed by the
Manager. He is 40 years old and has been an
employee of the Manager since February 1991.
STEVEN F. NEWMAN, Assistant
Secretary since March 2000.
Associate General Counsel and Assistant
Secretary of the Manager, and an officer of 97
investment companies (comprised of 201
portfolios) managed by the Manager. He is 54
years old and has been an employee of the
Manager since July 1980.
MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 94 investment companies
(comprised of 194 portfolios) managed by the
Manager. He is 44 years old and has been an
employee of the Manager since October 1991.
JAMES WINDELS, Treasurer since
November 2001.
Director – Mutual Fund Accounting of the
Manager, and an officer of 97 investment
companies (comprised of 201 portfolios)
managed by the Manager. He is 45 years old
and has been an employee of the Manager
since April 1985.

The Fund 27

OFFICERS OF THE FUND (Unaudited) (continued)

GREGORY S. GRUBER, Assistant
Treasurer since March 2000.
Senior Accounting Manager – Municipal Bond
Funds of the Manager, and an officer of 30
investment companies (comprised of 59
portfolios) managed by the Manager. He is 45
years old and has been an employee of the
Manager since August 1981.
KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.
Mutual Funds Tax Director of the Manager,
and an officer of 97 investment companies
(comprised of 201 portfolios) managed by the
Manager. He is 49 years old and has been an
employee of the Manager since June 1993.
WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.
Vice President and Anti-Money Laundering
Compliance Officer of the Distributor, and the
Anti-Money Laundering Compliance Officer
of 92 investment companies (comprised of 196
portfolios) managed by the Manager. He is 33
years old and has been an employee of the
Distributor since October 1998.

For More Information

Dreyfus
California Intermediate
Municipal Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call 1-800-645-6561
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

© 2004 Dreyfus Service Corporation 0902AR0304

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $25,900 in 2003 and $27,195 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0.00 in 2003 and $0.00 in 2004.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $15,000 in 2003 and $288,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,009 in 2003 and $2,764 in 2004. [These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various

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financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.]

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0.00 in 2003 and $0.00 in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were less than $0.00 in 2003 and $148 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service

Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $0.00 in 2003 and $0.00 in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $483,587 in 2003 and $639,435 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date

SSL-DOCS2 70128344v10

of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	May 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	May 27, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	May 27, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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